EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Brazos Sportswear, Inc.'s previously filed Registration Statement File No. 333-40965.

                                                         ARTHUR ANDERSEN LLP

Cincinnati, Ohio
March 23, 1998